UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of earliest event reported: September 17, 2007

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization: Florida
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 17, 2007, FPL Group Capital Inc (FPL Group Capital), a wholly-owned subsidiary of FPL Group, Inc. (FPL Group), sold $250 million principal amount of its Series D Junior Subordinated Debentures due 2067 (Series D Debentures).  In addition, on September 18, 2007, FPL Group Capital sold $350 million principal amount of its Series E Junior Subordinated Debentures due 2067 (Series E Debentures).  The Series D Debentures will initially bear interest at 7.30% per year, payable semi-annually, and, beginning September 1, 2017, will bear interest at the three-month London InterBank Offered Rate plus 334.75 basis points, reset and payable quarterly.  The Series E Debentures bear interest at 7.45% per year, payable quarterly.  Both series of debentures are fully and unconditionally guaranteed on a subordinated basis by FPL Group.  The Series D Debentures were sold pursuant to a Prospectus Supplement dated September 10, 2007 to a Prospectus dated May 3, 2007, the Series E Debentures were sold pursuant to a Prospectus Supplement dated September 11, 2007 to a Prospectus dated May 3, 2007 and both the Series D Debentures and Series E Debentures were sold pursuant to Registration Statement Nos. 333-137120, 333-137120-01, 333-137120-02, 333-137120-03, 333-137120-04, 333-137120-05, 333-137120-06, 333-137120-07 and 333-137120-08, as amended.  This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with these offerings.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
The following exhibits are being filed pursuant to Item 9.01 herein.
	Exhibit Number	Description
	4(a)	Officer's Certificate of FPL Group Capital Inc and FPL Group, Inc., dated September 17, 2007, creating the Series D Junior Subordinated Debentures due 2067
	4(b)	Officer's Certificate of FPL Group Capital Inc and FPL Group, Inc., dated September 18, 2007, creating the Series E Junior Subordinated Debentures due 2067
	4(c)	Replacement Capital Covenant, dated September 18, 2007 by FPL Group Capital Inc and FPL Group, Inc.
	5(a)-1	Opinion and Consent, dated September 17, 2007, of Squire, Sanders & Dempsey L.L.P., counsel to FPL Group, Inc. and FPL Group Capital Inc with respect to the Series D Debentures
	5(a)-2	Opinion and Consent, dated September 18, 2007, of Squire, Sanders & Dempsey L.L.P., counsel to FPL Group, Inc. and FPL Group Capital Inc with respect to the Series E Debentures
	5(b)-1 and 8(a)-1	Opinion and Consent, dated September 17, 2007, of Thelen Reid Brown Raysman & Steiner LLP, counsel to FPL Group, Inc. and FPL Group Capital Inc with respect to the Series D Debentures
	5(b)-2 and 8(a)-2	Opinion and Consent, dated September 18, 2007, of Thelen Reid Brown Raysman & Steiner LLP, counsel to FPL Group, Inc. and FPL Group Capital Inc with respect to the Series E Debentures

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FPL GROUP, INC. (Registrant)
Date: September 19, 2007

K. MICHAEL DAVIS

K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc. (Principal Accounting Officer of the Registrant)